Deferred revenue	9 Months Ended
May 31, 2025
Deferred Revenue
Deferred revenue

9.	Deferred revenue

On August 11, 2022, the Company entered into a $5 million prepaid Gold Doré Purchase Agreement with OCIM Metals and Mining S.A. (“OCIM Agreement”). The OCIM Agreement required funds to be made available to the Company in two tranches. On May 6, 2024, the Company amended the terms of the OCIM Agreement to allow for additional prepayments and drew $1.0 million in exchange for delivering 40.85 ounces of gold per month, commencing June 2024, for a total of 490.2 ounces of gold over 12 months. On October 30, 2024, the Company drew an additional $0.5 million in exchange for delivering 17 ounces of gold per month, commencing November 2024, for a total of 204 ounces of gold over 12 months.

On January 7, 2025, the Company entered into a Gold Prepayment Facility with Auramet International, Inc. (“Auramet Gold Prepayment Facility”) through which Buckreef may, at its discretion, sell up to an aggregate amount of 1,000 ounces of gold, up to 21 calendar days prior to deliver, on a revolving basis for a one-year term. On January 8, 2025, the Company sold 421.6 gold ounces under the Auramet Gold Prepayment Facility for proceeds of $1.1 million and concurrently purchased 421.6 gold ounces for $1.1 million to settle all outstanding gold ounces remaining under the OCIM Agreement. On January 10, 2025, the OCIM Agreement was terminated.

As at May 31, 2025, the Company had 695 gold ounces outstanding under the Auramet Gold Prepayment Facility.

Amount
As at August 31, 2024	$1,653
Drawdown	16,584
Accretion of deferred revenue (Note 22)	230
Revenue recognized	(16,186)
As at May 31, 2025	$2,281